UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2017

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25837	36-2681268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4900, Chicago, IL	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

On September 19, 2017, Heidrick & Struggles, the Denmark branch of Heidrick & Struggles AB, Sverige (the “Buyer”), and a wholly-owned subsidiary of Heidrick & Struggles International, Inc. (the “Company”), entered into a definitive agreement (the “Share Purchase Agreement”) to purchase from Porma APS, a Denmark company (the “Seller”), all of the issued and outstanding shares in Amrop A/S, a private limited liability company registered in Denmark.

Amrop A/S is a Denmark-based provider of executive search, board consulting, and leadership assessment services.

Under the terms of the Share Purchase Agreement, the Buyer will pay the Seller DKK 24.0 million (USD $3.9M) at closing, subject to certain adjustments, plus additional cash consideration after closing based on fee revenue generated from the business during the two-year period following the completion of the transaction. The Company currently estimates that it will be required to pay the Seller approximately DKK 28.0 million (USD $4.5M) of additional cash consideration, for total aggregate consideration estimated to be DKK 52.0 million (USD $8.4M). However, the actual amount of such additional cash consideration will depend on numerous factors that cannot be determined at this time, including the actual fee revenue generated from the business in the two-year period following the completion of the transaction. The Share Purchase Agreement also contains representations, warranties, covenants and termination rights of the parties customary for a transaction of this type. The transaction will be financed with cash.

The consummation of the transactions contemplated by the Share Purchase Agreement is subject to certain specified closing conditions, including the Seller’s delivery of written confirmation from the Amrop Partnership of the termination of the Seller’s participation in such partnership, receipt of certain third-party consents or approvals, the absence of a “material adverse effect” with respect to the Seller’s operations, the acceptance of employment offers by certain employees of Seller and other customary closing conditions, including the accuracy of each party’s representations and warranties and each party’s compliance with its obligations and covenants under the Share Purchase Agreement. In the event that Seller is unable to deliver the written confirmation of the termination of the Amrop Partnership within six months, the parties have agreed to enter into good faith negotiations to postpone the closing date of the acquisition. The transactions contemplated by the Share Purchase Agreement have been approved by the Seller’s shareholders and do not require the approval of the Company’s shareholders.

The foregoing summary of the Share Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Share Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this report and is incorporated herein by reference. The representations and warranties made in the Share Purchase Agreement were made solely for purposes of the Share Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with the negotiated terms of the Share Purchase Agreement. Moreover, some of those representations and warranties may have only been true at a certain date, may be subject to a contractual standard of materiality or may have been used for purposes of allocating risk between the parties rather than establishing matters of fact. Investors are not third-party beneficiaries of the Share Purchase Agreement and should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts at the time they were made or otherwise. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Share Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Cautions about Forward-Looking Statements

This document contains forward-looking statements, including statements regarding expectations, views, opportunities, plans, strategies, beliefs and statements of similar effect relating to the Company, Seller, the Share Purchase Agreement and the expected benefits of the transaction. These forward-looking statements are not guarantees of future performance and they are based on management’s expectations that involve a number of risks, uncertainties and assumptions, any of which could cause actual results or events to differ materially from those expressed in or implied in the forward-looking statements, including risks associated with the transaction, such as uncertainties regarding the closing of the transaction or the ability to realize the expected benefits of the transaction. For a detailed discussion of risk factors impacting the Company, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and other filings the Company makes with the Securities and Exchange Commission. The forward-looking statements contained in this document are made as of the date hereof, and the Company assumes no obligation to revise or update any forward-looking statement, except as otherwise required by law.

Item 7.01	Regulation FD

On September 28, 2017, the Company issued a press release announcing that the parties had signed the Share Purchase Agreement. The press release is attached to this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

2.1	Share Purchase Agreement between Porma APS and Heidrick & Struggles dated September 19, 2017 (Pursuant to Item 601(b)(2) of the Regulation S-K, the schedules and exhibits to this agreement are omitted, but will be provided supplementally to the Securities and Exchange Commission upon request)

99.1	Press Release dated September 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEIDRICK & STRUGGLES INTERNATIONAL, INC.
(Registrant)

Date: September 28, 2017	By:	/s/ Stephen W. Beard
	Name:	Stephen W. Beard
	Title:	Executive Vice President, General Counsel and Chief Administrative Officer